Exhibit 10.2



                                    XA, INC.

                                WARRANT AGREEMENT
                                -----------------

               Date:  Effective  November  2,  2006


To  Whom  It  May  Concern:

XA, INC. (the "Company"), for value received, hereby agrees to issue common stock purchase warrants entitling David M. Loev, Attorney at Law, an individual ("Holder") and his assigns to purchase an aggregate of 75,000 shares of the Company's common stock ("Common Stock"). Such warrant is evidenced by a warrant certificate in the form attached hereto as Schedule 1 (such instrument being hereinafter referred to as a "Warrant," and such Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrant"). The Warrant is issued in connection with a Debt Conversion Agreement entered into between the Company and the Holder. The number of shares of Common Stock purchasable upon exercise of the Warrant is subject to adjustment as provided in
Section 5 below. The Warrant will be exercisable by the Warrant Holder (as defined below) as to all or any lesser number of shares of Common Stock covered thereby, at an initial purchase price of US $0.30 per share (the "Purchase Price"), subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below. The term "Warrant Holder" refers to the person whose name appears on the signature page of this agreement and any transferee or transferees of any of them permitted by Section 2(a) below. This Warrant evidences the grant of the Warrants to Holder on November 2, 2006, pursuant to the Debt Conversion Agreement entered into between the parties on November 2, 2006 (the "Effective Date").

1.    REPRESENTATIONS  AND  WARRANTIES.
      --------------------------------

      The  Company represents and warrants  to  the Warrant Holder as follows:

     (a)  CORPORATE  AND  OTHER  ACTION.  The  Company  has  all requisite power
          -----------------------------
          and authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrant and a certificate or certificates evidencing the Warrant, to authorize and reserve for issue and, upon payment from time to time of the Purchase Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrant ("Shares"), and to perform all of its obligations under this Warrant Agreement and the Warrant. The Shares, when issued in accordance with this Warrant Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant Agreement and, when issued, each Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

     (b)  NO VIOLATION.  The  execution  and  delivery  of  this  Warrant
          ------------
          Agreement, the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrant will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Articles of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

     (c)  REGISTRATION.  The  Company  has  agreed  to  register  the  shares of
          ------------
          common stock which this Warrant is exercisable for on a Form S-8 Registration Statement to be filed with the Securities and Exchange Commission within sixty (60) days of the Effective Date of this Warrant.

2.    TRANSFER.
      --------

     (a)  TRANSFERABILITY  OF  WARRANT.  The  Warrant  Holder  agrees  that  the
          ----------------------------
          Warrant is being acquired as an investment and not with a view to distribution thereof and that; the Warrant may not be transferred, sold, assigned or hypothecated except as provided herein. The Warrant Holder further acknowledges that the Warrant may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended (the "Act"), setting forth the terms of such offering and other pertinent data with respect thereto, or unless the Warrant Holder has provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrant shall bear an appropriate legend. Notwithstanding the foregoing, any request to transfer the Warrant must be accompanied by the Form of Assignment and Transfer attached hereto as Schedule 2 executed by the Warrant Holder.

     (b)  REGISTRATION  OF  SHARES.  The  Warrant  Holder agrees not to make any
          ------------------------
          sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless the Warrant Holder has provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in this Section 2, shall bear an appropriate legend and be subject to a "stop-transfer" order.

3.    EXERCISE  OF  WARRANT,  PARTIAL  EXERCISE.
      -----------------------------------------

     (a)  EXERCISE  PERIOD.  This  Warrant  shall  vest  immediately  upon  its
          ----------------
          execution by the Company below, and expire and all rights hereunder shall be extinguished Five (5) years from the date first written above.

     (b)  EXERCISE  IN  FULL.  Subject  to  Section  3(a),  a  Warrant  may  be
          ------------------
          exercised in full by the Warrant Holder by surrender of the Warrant, with the Form of Subscription attached hereto as Schedule 3 executed by such Warrant Holder, to the Company, accompanied by payment as determined by 3(d) below, in the amount obtained by multiplying the number of Shares represented by the respective Warrant by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below).

     (c)  PARTIAL  EXERCISE.  Subject  to  Section  3(a),  each  Warrant  may be
          -----------------
          exercised in part by the Warrant Holder by surrender of the Warrant, with the Form of Subscription attached hereto as Schedule 3 at the end thereof duly executed by such Warrant Holder, in the manner and at the place provided in Section 3(b) above, accompanied by payment as determined by 3(d) below, in amount obtained by multiplying the number of Shares designated by the Warrant Holder in the Form of Subscription attached hereto as Schedule 3 to the Warrant by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor, in the name of the Warrant Holder subject to Section 2(a), calling in the aggregate for the purchase of the number of Shares equal to the number of such Shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such Shares designated by the Warrant Holder in the aforementioned form of subscription.

     (d)  PAYMENT  OF  PURCHASE  PRICE.  The  Purchase  Price may be made by any
          ----------------------------
          of the following or a combination thereof, at the election of the Warrant Holder:

          (i) In cash, by wire transfer, by certified or cashier's check, or by money order; or

          (ii) By delivery to the Company of an exercise notice that requests the Company to issue to the Warrant Holder the full number of shares as to which the Warrant is then exercisable, less the number of shares that have an aggregate Fair Market Value, as determined by the Board in its sole discretion at the time of exercise, equal to the aggregate purchase price of the shares to which such exercise relates. (This method of exercise allows the Warrant Holder to use a portion of the shares issuable at the time of exercise as payment for the shares to which the Warrant relates and is often referred to as a "cashless exercise." For example, if the Warrant Holder elects to exercise

               1,000 shares at an exercise price of $0.25 and the current Fair Market Value of the shares on the date of exercise is $1.00, the Warrant Holder can use 250 of the 1,000 shares at $1.00 per share to pay for the exercise of the entire Warrant (250 x $1.00 = $250.00) and receive only the remaining 750 shares).

          For purposes of this section, "Fair Market Value" shall be defined as the average closing price of the Common Stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the date of exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used). In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

4.    DELIVERY  OF  STOCK  CERTIFICATES  ON  EXERCISE.
      -----------------------------------------------

     Any exercise of the Warrant pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrant together with the Form of Subscription and the payment for the aggregate Purchase Price shall have been received by the Company. At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Warrant in full or in part, and in any event within Ten (10) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Warrant Holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such Warrant Holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrant Holder would otherwise be entitled, cash in an amount determined pursuant to
     Section 6(e). The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the Warrant Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
     Section  5  below  or  otherwise.

5.    ADJUSTMENT  OF  PURCHASE  PRICE  AND  NUMBER  OF  SHARES  PURCHASABLE.
      ---------------------------------------------------------------------

     The Purchase Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

     (a) In case the Company shall at any time after the date of this Warrant Agreement (i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock,
          (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Purchase Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) No adjustment in the Purchase Price shall be required if such adjustment is less than US $0.01; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (c) Upon each adjustment of the Purchase Price as a result of the calculations made in subsection (a) of this Section 5, the Warrant outstanding prior to the making of the adjustment in the Purchase Price shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of the Warrant immediately prior to adjustment of the number of Shares by the Purchase Price in effect prior to adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

6.    FURTHER  COVENANTS  OF  THE  COMPANY.
      ------------------------------------

     (a)  DILUTION  OR  IMPAIRMENTS.  The  Company  will  not,  by  amendment of
          -------------------------
          its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger or dissolution, avoid or seek to avoid the observance or performance of any of the terms of the Warrant or of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against dilution or other impairment. Without limiting the generality of the foregoing, the
          Company:

          (i) shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrant and shall take all necessary actions to ensure that the par value per share, if any, of the Common Stock (or Other Securities) is at all times equal to or less than the then effective Purchase Price per share; and

          (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or Other Securities upon the exercise of the Warrant from time to time outstanding.

     (b)  TITLE TO  STOCK.  All  Shares  delivered  upon  the  exercise  of  the
          ---------------
          Warrant shall be validly issued, fully paid and nonassessable; each Warrant Holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

     (c)  EXCHANGE  OF  WARRANT.  Subject  to  Section  2(a)  hereof,  upon
          ---------------------
          surrender for exchange of any Warrant to the Company, the Company at its expense will promptly issue and deliver to or upon the order of the holder thereof a new Warrant or like tenor, in the name of such holder or as such holder (upon payment by such Warrant holder of any applicable transfer taxes) may direct, calling in the aggregate for the purchase of the number of Shares called for on the face of the Warrant surrendered. The Warrant and all rights thereunder are transferable in whole or in part upon the books of the Company by the registered holder thereof, subject to the provisions of Section 2(a), in person or by duly authorized attorney, upon surrender of the Warrant, duly endorsed, at the principal office of the Company.

     (d)  REPLACEMENT  OF  WARRANT.  Upon  receipt  of  evidence  reasonably
          ------------------------
          satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant Holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (e)  FRACTIONAL  SHARES.  No  fractional  Shares  are to be issued upon the
          ------------------
          exercise of any Warrant, but the Company shall round any fraction of a share to the nearest whole Share.

7.    OTHER  WARRANT  HOLDERS:  HOLDERS  OF  SHARES.
      ---------------------------------------------

     The Warrant is issued upon the following terms, to all of which each Warrant Holder by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 2(a) hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of Section 2(a) hereof and thereupon shall be authorized to represent himself, herself or itself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; (c) each prior taker or owner waives and renounces all of his equities or rights in such Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; and (d) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

8.    MISCELLANEOUS.
      -------------

     All notices, certificates and other communications from or at the request of the Company to any Warrant Holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant Holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as schedules, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. For purposes of this Warrant Agreement, a faxed signature shall constitute an original signature. A photocopy or faxed copy of this Agreement shall be effective as an original for all purposes.


     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this 2nd day of November, 2006, to be effective as of the Effective Date as defined above, by its proper corporate officers, thereunto duly authorized.

                             XA,  INC.
                             ---------


                             By: /s/  Joseph  Wagner
                                 -------------------
                                 JOSEPH  WAGNER,
                                 Chief  Executive  Officer

                                                                      SCHEDULE 1

                                     WARRANT
                                     -------

THIS  WARRANT  AND  THE  SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN
REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION S PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANT NOR THE UNDERLYING STOCK MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S AND OTHER LAWS OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.


                                                       To Purchase 75,000 Shares
                                                                 of Common Stock
                                    XA, INC.


This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares (the "Shares") set forth above of the common stock ("Common Stock"), of XA, INC. (the "Company") from the Company at the purchase price per share hereafter set forth below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Company) for each Share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of November 2, 2006, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered  Owner:DAVID  M.  LOEV
                  ---------------
Date:     NOVEMBER  2,  2006
          ------------------

Purchase  Price
  Per  Share:          US  $0.30
                       ---------

Expiration Date:     Subject to Section 3(a) of the Warrant Agreement, 5:00 p.m.
Central  Standard  Time.

     WITNESS  the  signature  of  the  Company's  authorized  officer:

                                XA,  INC.
                                ---------



                                By:   /s/  Joseph  Wagner
                                      -------------------
                                      JOSEPH  WAGNER,
                                      Chief  Executive  Officer

                                                                      SCHEDULE 2

                         FORM OF ASSIGNMENT AND TRANSFER
                         -------------------------------


For value received, the undersigned hereby sells, assigns and transfers unto __________________________________ the right represented by the enclosed Warrant to purchase _________________ shares of Common Stock of XA, INC. to which the
enclosed  Warrant relates, and appoints                     Attorney to transfer
such right on the books of XA, INC. with full power of substitution in the premises.

The undersigned represents and warrants that the transfer of the enclosed Warrant is permitted by the terms of the Warrant Agreement pursuant to which the enclosed Warrant has been issued, and the transferee hereof, by his, her or its acceptance of this Agreement, represents and warrants that he, she or it is familiar with the terms of said Warrant Agreement and agrees to be bound by the terms thereof with the same force and effect as if a signatory thereto.

Dated:
      --------------------


             ------------------------------------------------------------------
             (Signature  must  conform  in  all  respects  to  name  of  holder as  specified  on  the  face  of  the  enclosed  Warrant)

             --------------------------------------------------
             (Printed  Name)

             --------------------------------------------------
             (Address)

Signed  in  the  presence  of:

--------------------------------

                                                                      SCHEDULE 3

                              FORM OF SUBSCRIPTION
                              --------------------
     (To  be  signed  only  upon  exercise  of  Warrant)

To  XA,  INC.:

The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase
thereunder,               *  shares  of  Common  Stock  of XA, INC. and herewith
makes payment of US $_______________(or elects to pay for the exercise in shares of common stock pursuant to Section 3(d)(ii) of the Warrant Agreement as evidenced by the calculation below by checking this box ), and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:
      ------------------

              ------------------------------------------------------------------
              (Signature  must  conform  in  all  respects  to  name  of  holder as  specified  on  the  face  of  the  enclosed  Warrant)

              ---------------------------------------------
              (Printed  Name)

              ---------------------------------------------
              (Address)

(*) Insert here the number of shares called for on the face of the Warrant or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised, in either case without making any adjustment for additional Common Stock or any other stock or other securities or property which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.

--------------------------------------------------------------------------------

        CALCULATION PURSUANT TO SECTION 3(D)(II) OF THE WARRANT AGREEMENT
        -----------------------------------------------------------------

              =  TOTAL  SHARES  EXERCISED
-----------

------------  =  PURCHASE  PRICE  (as  defined  and  adjusted in the Warrant
                                   Agreement)

              =   FAIR MARKET VALUE - the average closing price of the Common
-----------
Stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the date of exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used). In no event shall the Fair
Market  Value  of  any  share  of  Common  Stock  be  less  than  its par value.



                                         Total Shares Exercised x Purchase Price
                                         ---------------------------------------
   = Shares to be Issued = Total Shares Exercised   Fair  Market  Value
---

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